SUPPLEMENT DATED NOVEMBER 18, 2004

TO PROSPECTUSES DATED APRIL 30, 2004
FOR COLUMBIA ALL-STAR FREEDOM NY, COLUMBIA ALL-STAR NY,
COLUMBIA ALL-STAR EXTRA NY, and COLUMBIA ALL-STAR TRADITIONS NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the Newport Tiger Fund and the Columbia Real Estate Equity Fund (the "Funds").

The Board of Trustees of Liberty Variable Investment Trust has voted to terminate the Newport Tiger Fund and the Columbia Real Estate Equity Fund and liquidate them. The Funds are currently scheduled to be liquidated on or about February 18, 2005 (the "Liquidation Date").

Effective immediately, transfers of Account Value out of the Newport Tiger and Columbia Real Estate Equity Sub-Accounts to any other Sub-Accounts or Guarantee Periods available under the Contract will not count against the contractual transfer limitations, provided that no subsequent transfers are made back into the liquidating Sub-Accounts. On the Liquidation Date, any Account Value remaining in one of the Newport Tiger or Columbia Real Estate Equity Sub-Accounts will be transferred to the Liberty Money Market Sub-Account.

After the Liquidation Date, asset allocation models, which currently invest in the Columbia Real Estate Equity Fund, will no longer have the same target allocations or investment profiles as they have now and, therefore will no longer be updated or automatically rebalanced.

In connection with the proposed liquidations, as of the close of business on January 28, 2005, we will stop accepting new investments and transfers into the Newport Tiger and Columbia Real Estate Sub-Accounts; however, purchases that are a part of the Dollar Cost Averaging ("DCA") program, the Portfolio Rebalancing program, and any automatic deposit program will continue to be allowed until the Funds are liquidated. After the Liquidation Date, any DCA, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Newport Tiger or Columbia Real Estate Equity Sub-Accounts will continue with the Liberty Money Market Sub-Account replacing the those Sub-Accounts.